UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2008

EnerLume Energy Management Corp.
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

As discussed below, on January 28, 2008, EnerLume Energy Management Corp. (the “Company”), formerly known as Host America Corporation, received final approval of the settlement of the consolidated federal securities class action lawsuit that arose out of allegations stemming from a press release issued by the Company on July 12, 2005.  The information contained in Item 2.03 and Item 8.01 of this current report is hereby incorporated by reference into this Item 1.01.

Section 2.  Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 29, 2008, in connection with the settlement described below under Item 8.01 of this current report, the Company became obligated under an unsecured term note issued to In re Host America Corp. Securities Litigation for $550,000.  The note may be prepaid in whole or in part at any time without penalty, but in no event later than April 18, 2008 on which date the entire indebtedness evidenced by the note including interest at the rate of 7.5% per annum shall be due and payable.

The form of the note is filed as Exhibit 99.1 to this current report and is hereby incorporated by reference into this Item 2.03.

Section 7.  Regulation FD

Item 7.01  Regulation FD Disclosure.

On February 1, 2008, the Company issued a press release concerning the matters discussed in this current report.  A copy of the press release is attached as Exhibit 99.2 to this current report.

The information in Item 7.01 of this current report, including Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 8.  Other Events

Item 8.01.  Other Events.

On January 28, 2008, the Honorable Vanessa L. Bryant, United States District Court Judge for the District of Connecticut, granted final approval of the settlement of the consolidated federal securities class action lawsuit that arose out of allegations stemming from a press release issued by the Company on July 12, 2005. As previously described in the Company’s current report on Form 8-K filed on October 19, 2007, under the settlement, all claims against the Company and its past and present officers and directors named as defendants have been dismissed with prejudice, in exchange for payment to the Class of $2,450,000, of which $1,700,000 has been paid by insurance proceeds.  On January 18, 2007, the Company paid $200,000 of the remaining settlement amount.  Separately, the Court took under advisement the settlement of the related stockholders derivative action.

As described above, on January 29, 2008, the Company became obligated on an unsecured term note issued to In re Host America Corp. Securities Litigation for the balance of the outstanding obligation to the Class.

As part of the settlement, the Company and the other settling defendants continue to deny any liability or wrongdoing.  The Company has not settled two other cases pending in state court concerning the July 2005 press release.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Form of Unsecured Term Note dated January 29, 2008
99.2	Press Release dated February 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERLUME ENERGY MANAGEMENT CORP.

Dated: February 1, 2008	By: /s/ Michael C. Malota
Michael C. Malota
Chief Financial Officer

ENERLUME ENERGY MANAGEMENT CORP.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Form of Unsecured Term Note dated January 29, 2008
99.2	Press Release dated February 1, 2008

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